Exhibit 10.2

Execution Version

SUPPLEMENT NO. 1, dated as of October 6, 2023 to the Guarantee Agreement, dated as of October 7, 2021 (the “Guarantee Agreement”), among VACASA HOLDINGS LLC, a Delaware limited liability company (“Holdings”), V-REVOLVER SUB LLC, a Delaware limited liability company (the “Borrower”), the other subsidiaries of the Borrower party thereto (Holdings and such subsidiaries being collectively referred to as the “Guarantors”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

A.Reference is made to the Revolving Credit Agreement dated as of October 7, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto, the Issuing Banks party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.

B.Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee Agreement, as applicable.

C.The Guarantors have entered into the Guarantee Agreement in order to induce the Guaranteed Parties to extend credit to the Borrower. Section 5.13 of the Guarantee Agreement provides that additional Subsidiaries may become Subsidiary Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiaries (each, a “New Guarantor” and collectively, the “New Guarantors”) are executing this Supplement to become Subsidiary Guarantors under the Guarantee Agreement in order to induce the Guaranteed Parties to make additional extensions of credit under the Credit Agreement and as consideration for such extensions of credit previously issued.
Accordingly, the Administrative Agent and the New Guarantors agree as follows: SECTION 1. In accordance with Section 5.13 of the Guarantee Agreement, each New
Guarantor by its signature below becomes a Subsidiary Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor, and each New Guarantor hereby agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Subsidiary Guarantor (and a Guarantor) thereunder. Each reference to a “Subsidiary Guarantor” or a “Guarantor” in the Guarantee Agreement shall be deemed to include each New Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

SECTION 2. Each New Guarantor represents and warrants to the Administrative Agent and the other Guaranteed Parties that (a) the execution, delivery and performance by the New Guarantor of this Supplement have been duly authorized by all necessary corporate or other action and, if required, action by the holders of such New Guarantor’s Equity Interests, and that this Supplement has been duly executed and delivered by the New Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (b) as of the date hereof, all representations and warranties set forth in the Credit Agreement as to the New Guarantor are true and correct in all material respects as of the date hereof; provided that, to the extent such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Supplement. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Supplement shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. This Supplement shall become effective as to each New Guarantor when a counterpart hereof executed on behalf of such New Guarantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon each New Guarantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of each New Guarantor, the Administrative Agent and the other Guaranteed Parties and their respective successors and assigns, except that the New Guarantors shall not have the right to assign or transfer their rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Supplement, the Guarantee Agreement and the Credit Agreement.

SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

SECTION 5. This Supplement shall be construed in accordance with and governed by the law of the State of New York.

SECTION 6. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of such invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Guarantee Agreement.

SECTION 8. Each New Guarantor agrees to reimburse the Administrative Agent for its fees and expenses incurred hereunder and under the Guarantee Agreement as provided in Section 9.03(a) of the Credit Agreement; provided that each reference therein to the “Borrower” shall be deemed to be a reference to “each New Guarantor.”

[Signature pages follow]

IN WITNESS WHEREOF, the New Guarantors and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

VACASA COLORADO LLC

By: /s/ Bruce Schuman

Name: Bruce Schuman
Title: Secretary

VACASA SEASONALS INC.

By: /s/ Bruce Schuman

Name: Bruce Schuman
Title: Secretary

VACASA ARIZONA LLC

By: /s/ Robert Brush

Name: Robert Brush
Title: Manager

JPMORGAN CHASE BANK, N.A., as Administrative Agent, on behalf of itself and the other Guaranteed Parties

By: /s/ Eleftherios Karsos
Name: Eleftherios Karsos
Title: Authorized Officer